UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2008

CALPINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West San Fernando Street, San Jose, California 95113

717 Texas Avenue, Houston, Texas 77002

(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code: (713) 830-8775

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information set forth in Item 7.01 below is incorporated by reference in this Item 2.02 as if fully set forth herein.

ITEM 7.01 — REGULATION FD DISCLOSURE

On March 7, 2008, Calpine Corporation (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed their unaudited consolidated Monthly Operating Statement for the month ended December 31, 2007 (the “Monthly Operating Statement”), with the United States Bankruptcy Court for the Southern District of New York (the “U.S. Bankruptcy Court”) in the matter of In re Calpine Corporation, et al., Case No. 05-60200 (BRL). Exhibit 99.1 to this Current Report on Form 8-K contains the unaudited consolidated Monthly Operating Statement as filed with the United States Bankruptcy Court.

The Monthly Operating Statement is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the U.S. Bankruptcy Court. The financial information in the Monthly Operating Statement is preliminary and unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and therefore may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items. The Company cautions readers not to place undue reliance upon the Monthly Operating Statement. There can be no assurance that such information is complete and the Monthly Operating Statement may be subject to revision. The Monthly Operating Statement is in a format required by the United States Bankruptcy Code and should not be used for investment purposes. The Monthly Operating Statement should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007. Readers should note that certain of the Company’s Canadian and other foreign subsidiaries were deconsolidated as of December 20, 2005, as a result of filings by certain of the Company’s Canadian subsidiaries with the Court of Queen’s Bench of Alberta, Judicial District of Calgary (the “Canadian Court”) under the Companies’ Creditors Arrangement Act (Canada) (the “CCAA”). As a result, financial information regarding such deconsolidated subsidiaries is not part of the consolidated group included in the Monthly Operating Statement.

These unaudited financial statements have been derived from the books and records of the Company. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP and, upon the application of such procedures, the Company believes that the financial information could be subject to changes, and these changes could be material. The information furnished in the Monthly Operating Statement includes primarily normal recurring adjustments but does not include all of the adjustments that would typically be made for quarterly financial statements in accordance with GAAP. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

Access to documents filed with the U.S. Bankruptcy Court and other general information about the Chapter 11 cases is available at www.kccllc.net/calpine. Certain information regarding the Canadian proceedings under the CCAA, including the reports of the monitor appointed by the Canadian Court, is available at the monitor’s website at www.ey.com/ca/calpinecanada. The content of the foregoing websites is not a part of this Report.

Limitation on Incorporation by Reference

The Monthly Operating Statement is being furnished for informational purposes only and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”). Registration statements or other documents filed with the SEC shall not incorporate the Monthly Operating Statement or any other information set forth in this Report by reference, except as otherwise expressly stated in such filing. This Report will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

In addition to historical information, this Report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “may,” “will” and similar expressions identify forward-looking statements. Such statements include, among others, those concerning the Company’s expected financial performance and strategic and operational plans, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. You are cautioned that any such forward-looking statements are not guarantees of future performance and that a number of risks and uncertainties could cause actual results to differ materially from those anticipated in the forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the Company’s ability to implement its business plan; (ii) financial results that may be volatile and may not reflect historical trends; (iii) seasonal fluctuations of results and exposure to variations in weather patterns; (iv) potential volatility in earnings associated with fluctuations in prices for commodities such as natural gas and power; (v) the Company’s ability to manage liquidity needs and comply with covenants related to the Exit Facilities (as defined in the Monthly Operating Statement) and other existing financing obligations; (vi) the Company’s ability to complete the implementation of its Plan of Reorganization and the discharge of its Chapter 11 cases including successfully resolving any remaining claims; (vii) disruptions in or limitations on the transportation of natural gas and transmission of electricity; (viii) the expiration or termination of PPAs (as defined in the Monthly Operating Statement) and the related results on revenues; (ix) risks associated with the operation of power plants including unscheduled outages; (x) factors that impact the output of geothermal resources and generation facilities, including unusual or unexpected steam field well and pipeline maintenance and variables associated with the waste water injection projects that supply added water to the steam reservoir; (xi) risks associated with power project development and construction activities; (xii) the Company’s ability to attract, retain and motivate key employees including filling certain significant positions within the Company’s management team; (xiii) the Company’s ability to attract and retain customers and counterparties; (xiv) competition; (xv) risks associated with marketing and selling power from plants in the evolving energy markets; (xvi) present and possible future claims, litigation and enforcement actions; (xvii) effects of the application of laws or regulations, including changes in laws or regulations or the interpretation thereof; and (xviii) other risks identified in this Report and the Company’s Annual Report on Form 10-K for the year ended December 31, 2007. You should also carefully review other reports that the Company files with the SEC. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1 Calpine Corporation’s Unaudited Monthly Operating Statement for the month ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

By:	/s/ Charles B. Clark, Jr.
Charles B. Clark, Jr.
Senior Vice President and
Chief Accounting Officer

Date: March 7, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Calpine Corporation’s Unaudited Monthly Operating Statement for the month ended December 31, 2007.

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